Redeemable Ordinary Shares	12 Months Ended
Jun. 30, 2025
Redeemable Ordinary Shares [Abstract]
REDEEMABLE ORDINARY SHARES

14. REDEEMABLE ORDINARY SHARES

On January 21, 2025, the Company entered into a share subscription agreement with an independent third party, WellCell Tech (HK) Co., Limited. Pursuant to which, the Company issues and allots 1,980,000 new ordinary shares (“Redeemable Ordinary Shares”), representing 11% of the total issued ordinary shares, of the Company to the independent third party at a cash consideration of HKD8,800,000 (approximately US$1,121,033).

The rights, preferences and privileges of the Redeemable Ordinary Shares issued to the independent third party are as follows:

Conversion right

There are no any conversion rights.

Redemption right

The investor of Redeemable Ordinary Shares has a right to require the Company to redeem his investments, at any time on or before March 31, 2028 if the Company fails to complete an IPO on Nasdaq market on or before December 31, 2027. The redeemed price for Redeemable Ordinary Shares should equal to 100% of the issue price plus a simple interest rate of 8% per annum. As such, the Company considers that there is conditional obligation requiring the Company to redeem the ordinary share by transferring its assets at a specified or determinable date (or dates) or upon an event that may occur, while it is considered as a contingent event and meets the characteristics of mezzanine equity.

Liquidation

In the events of liquidation, the investor of holding Redeemable Ordinary Shares and other existing shareholders carries equal rights and rank pari passu that they share the same level of rights for residual value of net assets of the Company.

Voting Right

The holders of Redeemable Ordinary Shares and ordinary shares have the equivalent voting rights based on their proportionate holding of the Company.

Dividend

The holder of Redeemable Ordinary Shares shall be entitled to receive dividends and distributions on same basis together with the other ordinary shares on parity with each other, provided that such dividends and distributions shall be payable only when, as, and if declared by the Board.

Accounting of Redeemable Ordinary Shares

The issuance of the Redeemable Ordinary Shares is recognized at the issue price at the date of issuance net of any issuance costs. The Company has classified the Redeemable Ordinary Shares in the mezzanine equity of the consolidated balance sheets because they were contingently redeemable upon the occurrence of an event, mentioned above, outside of the Company’s control. The Company’s Redeemable Ordinary Shares is subject to SEC and its staff’s guidance on redeemable equity instruments, which has been codified in ASC 480-10-S99. If it is probable that the equity instrument will become redeemable, the Company has the option to either accrete changes in the redemption value over the period from the date of issuance (or from the date that it becomes probable that the instrument will become redeemable, if later) to the earliest redemption date of the instrument or to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. The Company has elected to recognize the changes immediately. The change in redemption value is recorded against retained earnings, or in the absence of retained earnings, against additional paid-in capital. Once additional paid-in capital has been exhausted, additional charges are recorded by increasing the accumulated deficit. The redemption value as of June 30, 2025 and 2024 was $1,160,592 and nil, respectively.

Amount
Balance as of June 30, 2024 and July 1, 2024	$—
Issue price from Redeemable Ordinary Shares on January 21, 2025	1,121,033
Add:
Accretion to redemption value of mezzanine equity	39,559
Balance as of June 30, 2025	$1,160,592